SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported August 4, 2005)

NOMURA HOME EQUITY LOAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-126435	20-2748651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On or about August 30, 2005, the Registrant will cause the issuance and sale of approximately $956,000,000.00 initial principal amount of Nomura Home Equity Loan, Inc., Asset-Backed Pass-Through Certificates, Series 2005-FM1 (the “Underwritten Securities”) pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 2005.

In connection with the sale of the Underwritten Securities, the Registrant has been advised by Nomura Securities International, Inc. (the “Lead Underwriter”), that the Lead Underwriter has furnished to prospective investors certain revised collateral term sheets materials (the “Collateral Term Sheets”) with respect to the Underwritten Securities following the effective date of Registration Statement No. 333-126435, which Collateral Term Sheets are being filed as an exhibit to this report.

The Collateral Term Sheets have been provided by the Lead Underwriter. The information in the Collateral Term Sheets is preliminary and is subject to change. The Collateral Term Sheets do not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information.

The Collateral Term Sheets were prepared by the Lead Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the prospectus supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Securities (the “Mortgage Loans”) may differ from the assumptions used in the Collateral Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Securities might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Securities.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

	(a)	Financial Statements.

.		Not applicable

	(b)	Pro Forma Financial Information.

Not applicable.

	(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

2	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

3	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

4	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

5	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

6	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

7	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

8	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

9	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

10	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

11	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

12	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

13	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

14	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

15	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 19, 2005

NOMURA HOME EQUITY LOAN, INC.

By:	/s/ John Graham
Name:	John Graham
Title:	Managing Director

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	99	Collateral Term Sheets	Filed Manually
2	99	Collateral Term Sheets	Filed Manually
3	99	Collateral Term Sheets	Filed Manually
4	99	Collateral Term Sheets	Filed Manually
5	99	Collateral Term Sheets	Filed Manually
6	99	Collateral Term Sheets	Filed Manually
7	99	Collateral Term Sheets	Filed Manually
8	99	Collateral Term Sheets	Filed Manually
9	99	Collateral Term Sheets	Filed Manually
10	99	Collateral Term Sheets	Filed Manually
11	99	Collateral Term Sheets	Filed Manually
12	99	Collateral Term Sheets	Filed Manually
13	99	Collateral Term Sheets	Filed Manually
14	99	Collateral Term Sheets	Filed Manually

15	99	Collateral Term Sheets	Filed Manually